UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2010
HUNTINGTON BANCSHARES
INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive	(Zip Code)
Office)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Equity Offering
     On December 17, 2010, Huntington Bancshares Incorporated (the “Company”) completed its public offer and sale of 146,031,747 shares of common stock, par value $0.01 (the “Common Stock”). The Common Stock was sold pursuant to an underwriting agreement (the “Equity Underwriting Agreement”), dated December 13, 2010, between the Company and Goldman, Sachs & Co. (“Goldman Sachs”), on behalf of itself and the several underwriters specified therein. The Equity Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.
     The Equity Underwriting Agreement is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on December 13, 2010, to the accompanying prospectus filed with the Commission on January 13, 2009, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-156700).
Notes Offering
     On December 17, 2010, the Company also completed the public offer and sale of $300,000,000 aggregate principal amount of its 7.000% Subordinated Notes due 2020 (the “Notes”). The Notes were issued pursuant to a First Supplemental Indenture dated December 17, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A, as trustee (the “First Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Notes Underwriting Agreement”), dated December 15, 2010, between the Company and Goldman Sachs. The Notes Underwriting Agreement, the First Supplemental Indenture and the form of the Notes are attached to this Current Report on Form 8-K as Exhibit 1.2, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated into this Item 8.01 by reference.
     The Notes Underwriting Agreement, the First Supplemental Indenture and the Notes are more fully described in a prospectus supplement filed with the Commission on December 15, 2010, to the accompanying prospectus filed with the Commission on January 13, 2009, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-156700).
*     *     *     *     *     *
     The foregoing descriptions of the Equity Underwriting Agreement, the Notes Underwriting Agreement, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 1.1, Exhibit 1.2, Exhibit 4.1 and Exhibit 4.2, respectively.
     This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents as Exhibits 1.1, 1.2, 4.1, 4.2, 5.1, 5.2, 5.3, 23.1, 23.2 and 23.3 as exhibits to the Registration Statement in connection with the issuance of the Common Stock and the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-156700).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated December 13, 2010, between Huntington Bancshares Incorporated and Goldman, Sachs & Co., on behalf of itself and the several underwriters named therein.

Exhibit 1.2	Underwriting Agreement, dated December 15, 2010, between Huntington Bancshares Incorporated and Goldman, Sachs & Co., on behalf of itself and the several underwriters named therein.

Exhibit 4.1	First Supplemental Indenture, dated December 17, 2010, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A.

Exhibit 4.2	Form of 7.000% Subordinated Notes due December 15, 2020

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Venable LLP

Exhibit 5.3	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Venable LLP (included in Exhibit 5.2)

Exhibit 23.3	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.3)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: December 17, 2010	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated December 13, 2010, between Huntington Bancshares Incorporated and Goldman, Sachs & Co., on behalf of itself and the several underwriters named therein.

Exhibit 1.2	Underwriting Agreement, dated December 15, 2010, between Huntington Bancshares Incorporated and Goldman, Sachs & Co., on behalf of itself and the several underwriters named therein

Exhibit 4.1	First Supplemental Indenture, dated December 17, 2010, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A.

Exhibit 4.2	Form of 7.000% Subordinated Notes due December 15, 2020

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Venable LLP

Exhibit 5.3	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Venable LLP (included in Exhibit 5.2)

Exhibit 23.3	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.3)